SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                             FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 26, 1997



                             AXIOM INC.
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     (Exact name of Registrant as specified in its charter)


    Delaware                 0-22601            51-0356153
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(State or other juris-     (Commission       (IRS Employer
diction of incorporation)   File No.)         Identification No.)


        351 New Albany Road
       Moorestown, New Jersey                  08057-1177
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(Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:(609) 866-1000


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   (Former name or former address, if changed since last report)

Item 5.   Other Events.
-----------------------

     On August 26, 1997, Dr. Edmund A. Hough submitted a letter to the Board of Directors of Axiom Inc. (the "Company") announcing his intention to resign, effective immediately, from his position as director and as Chairman of the Board of Directors of the Company so that he could pursue other interests. At a special meeting called for the purpose on August 28, 1997, the Company's Board of Directors accepted Dr. Hough's resignation and elected Mr. Andrew P. Maunder, the Company's Chief Executive Officer, President and Treasurer and a director, to serve as Chairman of the Board of Directors. Mr. Maunder continues to serve in each capacity to which he previously had been elected. The Board also expressed its gratitude to Dr. Hough for his services as Chairman, especially at the time of the Company's initial public offering, and wished Dr. Hough success in his future endeavors.

     On August 29, 1997, the Company issued a press release relating to the foregoing, a copy of which is filed herewith as
Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.
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     (c)  Exhibits.

          Exhibit 99.    Press Release dated August 29, 1997.





















                         SIGNATURE
                         ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              AXIOM INC.
                              (Registrant)


Date:  September 9, 1997
                              By: s/ Andrew P. Maunder
                                  -------------------------------
                                Andrew P. Maunder
                                President, Chief Executive
                                Officer and Chairman































For more information contact:
----------------------------

Mark Kadish                                  Al Bellenchia
Axiom Inc.                                   Edelman Financial
609-866-1000                                 212-704-8255

                 AXIOM INC. ELECTS ANDREW MAUNDER
          TO ADDITIONAL POSITION AS CHAIRMAN OF COMPANY
          ----------------------------------------------

MOORESTOWN, N.J. (August 29, 1997)-Andrew P. Maunder, President and CEO of Axiom Inc. (NASDAQ: AXIM), has been appointed to the additional position of Chairman of the company. He succeeds Dr. Edmund Hough, who resigned from the position this week to pursue other interests.

     Mr. Maunder has been with Axiom since September 1994, and recently took the company through its initial public offering
(IPO). He previously held roles as the Chief Financial Officer of Oxford Molecular, a quoted company on the London Stock Exchange, and Director of Finance and Operations of 3Net Ltd, an ISDN technology company he co-founded in 1987.

     Mr. Maunder commented, "Our IPO has provided additional resources to further expand our growing business by leveraging opportunities in the domestic and global telecommunications markets. My new role will allow me to further develop and direct the strategies to expand our business domestically, internationally and through new channels, and build our relationships with telecommunications companies worldwide."

     Axiom Inc. (formerly Securicor Telesciences Inc.) is an ISO 9001 certified company. Axiom is a leading supplier of real-time billing data collection and processing, traffic analysis and reporting, and fraud management systems to telecommunications service providers worldwide. The company's "Sterling Solution" is a fully integrated line of systems that supplies real-time data for billing and other mission-critical applications such as fraud management, customer care and marketing. The company's common stock trades on NASDAQ under the symbol, "AXIM."